Supplement to Premier Accumulation Life®

Supplement dated September 12, 2014
to Prospectus dated May 1, 2007 as supplemented

Notice of Liquidation
JPMorgan Insurance Trust (the "Trust") has authorized the liquidation of the JPMorgan Insurance Trust International Equity Portfolio on or about December 12, 2014 ("Liquidation Date"). Furthermore, the Trust will no longer accept purchases of JPMorgan Insurance Trust International Equity Portfolio shares effective December 1, 2014.

You will need to transfer your policy value out of the sub-account invested in the JPMorgan Insurance Trust International Equity Portfolio and provide us with updated investment instructions by following the procedures described in the policy prospectus. On the Liquidation Date, if we have not received transfer instructions from you, we will transfer any remaining policy value in the sub-account invested in the JPMorgan Insurance Trust International Equity Portfolio to the sub-account invested in the Fidelity VIP Money Market Portfolio - Initial Class. Until we receive new investment instructions from you, any premium payment received on or after the Liquidation Date and allocated to the sub-account invested in the JPMorgan Insurance Trust International Equity Portfolio will be directed to the sub-account invested in the Fidelity VIP Money Market Portfolio - Initial Class.